EXHIBIT 99.1

RCS Capital Corporation

Unaudited Pro Forma Consolidated Statement of Financial Condition as of December 31, 2013 and Unaudited Pro
Forma Consolidated Statement of Operations for the Year Ended December 31, 2013

The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations have been prepared through the application of Pro Forma adjustments to the historical Statement of Financial Condition and Statement of Operations of RCS Capital Corporation (the “Company” or “RCAP”) reflecting the acquisitions and the related financing of the following entities: (i) substantially all of the assets related to the business and operations of Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries ("Hatteras"); (ii) Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”); (iii) Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit”); (iv) Cetera Financial Holdings, Inc. together with its consolidated subsidiaries ("Cetera"); (v) JP Turner & Company, LLC and JP Turner & Company Capital Management, LLC (collectively; "JP Turner"); and (vi) First Allied Holdings Inc. together with its consolidated subsidiaries ("First Allied" and,  together with Hatteras, ICH, Summit, Cetera and JP Turner, the “Target Companies”). The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations also reflect the exchange by RCAP Holdings, LLC, ("RCAP Holdings") of all but one of the Class B units owned by it in the Company's operating subsidiaries for 23,999,999 shares of the Company's Class A common stock par value $0.001 per share (the "Class A common stock").

The transactions are expected to close during the year ending December 31, 2014. However, as of the date of this filing, the consummation of the transactions have not yet occurred and although the Company believes that the completion of each of the transactions is probable, the closing of the transactions are subject to various closing conditions including, in certain cases, approval of the transaction by certain of the Target Companies' stockholders and the Financial Industry Regulatory Authority, Inc. ("FINRA"), and therefore there can be no assurance that each of the transactions will be consummated. Accordingly, the Company cannot assure that the transactions as presented in the unaudited Pro Forma Consolidated Statement of Financial Condition and unaudited Pro Forma Consolidated Statement of Operations will be completed based on the terms of the transactions or at all.

The unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments were prepared as if these transactions occurred on December 31, 2013 and should be read in conjunction with the Company’s historical consolidated financial statements and notes in its annual report on Form 10-K for the year ended December 31, 2013. The unaudited Pro Forma Consolidated Statement of Financial Condition is not necessarily indicative of what the actual financial position would have been had the Company acquired the Target Companies as of December 31, 2013, nor does it purport to present the future financial position of the Company.

The unaudited Consolidated Pro Forma Statement of Operations and the related Pro Forma adjustments for the year ended December 31, 2013 were prepared as if these transactions occurred on January 1, 2013, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and the Target Companies’ historical financial statements and notes thereto. The unaudited Pro Forma Consolidated Statement of Operations for year ended December 31, 2013 is not necessarily indicative of what the actual results of operations would have been had the Company acquired the Target Companies on January 1, 2013, nor does it purport to present the future results of operations of the Company.

Pursuant to an agreement, RCS Capital Management LLC ("RCS Capital Management") implements the Company's business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company's Board of Directors. For purposes of the Consolidated Pro Forma Statement of Operations there were no quarterly fees charged due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative.

We have entered into a tax receivable agreement with RCAP Holdings, pursuant to which we pay RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control) as a result of any increases in tax basis created by RCAP Holdings' exchanges.  These Pro Forma consolidated financial statements assume RCAP Holdings' exchanges will be effectuated in a tax-free manner in accordance with Internal Revenue Code Section 351; therefore, the tax receivable agreement will not be triggered and RCAP Holdings will not receive payments from the Company for income tax purposes.

Certain reclassifications have been made to the historical Statement of Financial Condition and Statement of Operations of the Target Companies to conform to the Company’s presentation. For example, if one of the Target Companies had an expense line item for which the Company has no comparable line item, other expenses was used unless the amount was material, in which case a new line item was added.

1

Unaudited Pro Forma Consolidated Statement of Financial Condition

December 31, 2013

(in thousands)

	RCAP Historical (1)	Hatteras Historical (2)	Hatteras Merger Adjustments (3)		RCAP with Hatteras	ICH Historical (4)	ICH Merger Related Adjustments (5)		RCAP with ICH	Summit Historical (6)	Summit Merger Related Adjustments (7)		RCAP with Summit Pro Forma
Assets
Cash and cash equivalents	$45,744	$1,685	$(30,000	)(15)	$17,429	$6,541	$(31,500	)(20)	$20,785	$12,087	$(39,200	)(26)	$18,631
Available-for-sale securities	8,528	—	—		8,528	—	—		8,528	—	—		8,528
Investment securities	5,874	—	—		5,874	300	—		6,174	3	—		5,877
Deferred compensation plan investments	—	912	(768	)(16)	144	2,406	—		2,406	—	—		—
Receivables:
Selling commission and dealer manager fees
Due from related parties	1,072	—	—		1,072	—	—		1,072	—	—		1,072
Due from non-related parties	21	10,316	—		10,337	5,733	(36	)(21)	5,718	—	—		21
Reimbursable expenses
Due from related parties	18,772	—	—		18,772	—	—		18,772	—	—		18,772
Due from non-related parties	584	—	—		584	—	—		584	—	—		584
Investment banking fees (related party)	21,420	—	—		21,420	—	—		21,420	—	—		21,420
Due from RCAP Holdings and related parties	7,156	—	—		7,156	—	—		7,156	—	—		7,156
Property and equipment	458	285	—		743	143	—		601	402	—		860
Prepaid expenses	1,372	343	—		1,715	666	—		2,038	1,537	—		2,909
Deferred acquisition fees	—	—			—	—	—		—	—	—		—
Commissions receivable	—	—	—		—	—	—		—	1,543	(36	)(27)	1,507
Deferred tax asset	126	—	—		126	1,584	—		1,710	—	—		126
Loan receivable	—	—	—		—	1,782	(581	)(22)	1,201	—	—		—
Notes receivable	—	—	—		—	—	—		—	694	(194	)(28)	500
Other assets	—	18	—		18	283	—		283	359	—		359
Intangible assets	—	—	54,520	(17)	54,520	—	32,710	(22)	32,710	—	32,740	(28)	32,740
Goodwill	—	4,504	14,416	(17)	18,920	—	26,780	(22)	26,780	501	4,363	(28)	4,864
Total assets	$111,127	$18,063	$38,168		$167,358	$19,438	$27,373		$157,938	$17,126	$(2,327)		$125,926
Liabilities and Equity
Accounts payable	$4,695	$3,962	$—		$8,657	$1,532	$—		$6,227	$—	$—		$4,695
Accrued expenses
Due to related parties	16,736	—	—		16,736	—	—		16,736	—	—		16,736
Due to non-related parties	5,894	3,080	—		8,974	1,272	—		7,166	2,692	—		8,586
Payable to broker dealer	1,259	—	—		1,259	—	—		1,259	—	—		1,259
Deferred compensation plan accrued liabilities	—	4,068	(791	)(16)	3,277	2,673	—		2,673	—	—		—
Deferred revenue	2,567	—	—		2,567	1,210	—		3,777	—	—		2,567
Subordinated borrowings	—	—	—		—	2,000	—		2,000	—	—		—
Commissions payable	—	255	—		255	3,984	(36	)(21)	3,948	2,343	(36	)(27)	2,307
Payable other	450	—	—		450	—	—		450	—	—		450
Other accrued liabilities	—	167	—		167	—	—		—	—	—		—
Deferred tax liability	—	—	—		—	—	13,084	(22)	13,084	—	—		—
Contingent consideration	—	—	45,490	(17)	45,490	—	—		—	—	—		—
Notes and debentures	—	3,733	(3,733	)(18)	—	92	—		92	—	—		—
Total liabilities	31,601	15,265	40,966		87,832	12,763	13,048		57,412	5,035	(36)		36,600
Class A common stock	3	—	—		3	—	1	(23)	4	—	1	(29)	4
Class B common stock	24	—	—		24	—	—		24	—	—		24
Common stock	—	—	—		—	71	(71	)(24)	—	2	(2	)(30)	—
Preferred stock	—	—	—		—	—	—		—	—			—
Additional paid-in capital	43,376	—	—		43,376	12,900	8,099	(25)	64,375	9,118	681	(31)	53,175
Accumulated other comprehensive loss	(46)	—	—		(46)	—	—		(46)	—	—		(46)
Unearned stock based compensation	—	—	—		—	—	—		—	(1,265)	1,265	(30)	—
Treasury stock	—	—	—		—	(30)	30	(24)	—	(11)	11	(30)	—
Retained earnings	1,499	—	—		1,499	(6,266)	6,266	(24)	1,499	4,247	(4,247	)(30)	1,499
Member's equity	—	1,850	(1,850	)(19)	—	—	—		—	—	—		—
Total stockholders' equity	44,856	1,850	(1,850)		44,856	6,675	14,325		65,856	12,091	(2,291)		54,656
Non-controlling interest	34,670	948	(948)		34,670	—	—		34,670	—	—		34,670
Total liabilities and equity	$111,127	$18,063	$38,168		$167,358	$19,438	$27,373		$157,938	$17,126	$(2,327)		$125,926

2

Unaudited Pro Forma Consolidated Statement of Financial Condition

December 31, 2013

(in thousands)

	RCAP Historical (1)	Cetera Historical (8)	Cetera Merger Related Adjustments (9)		RCAP with Cetera	JP Turner Historical (10)	JP Turner Merger Adjustments (11)		RCAP with JP Turner	First Allied Historical (12)	First Allied Merger Related Adjustments (13)		RCAP with First Allied Pro Forma
Assets
Cash and cash equivalents	$45,744	$129,005	$(137,250	)(32)	$37,499	$3,647	$(16,200	)(40)	$33,191	$24,315	$(33,302	)(45)	$36,757
Available-for-sale securities	8,528	—	—		8,528	—	—		8,528	—	—		8,528
Investment securities	5,874	8,353	—		14,227	388	—		6,262	1,834	—		7,708
Deferred compensation plan investments	—	76,298	—		76,298	—	—		—	—	—		—
Receivables:
Selling commission and dealer manager fees
Due from related parties	1,072	—	—		1,072	—	—		1,072	—	—		1,072
Due from non-related parties	21	7,820	—		7,841	4,223	—		4,244	18,026	(99	)(46)	17,948
Reimbursable expenses
Due from related parties	18,772	—	—		18,772	—	—		18,772	—	—		18,772
Due from non-related parties	584	—	—		584	—	—		584	—	—		584
Investment banking fees (related party)	21,420	—	—		21,420	—	—		21,420	—	—		21,420
Due from RCAP Holdings and related parties	7,156	—	—		7,156	—	—		7,156	—	—		7,156
Property and equipment	458	16,350	—		16,808	246	—		704	1,425	—		1,883
Prepaid expenses	1,372	8,910	—		10,282	—	—		1,372	—	—		1,372
Deferred acquisition fees	—	—	48,138	(33)	48,138	—	—		—	—	—		—
Commissions receivable	—	50,605	(57	)(34)	50,548	—	—		—	—	—		—
Deferred tax asset	126	38,505	—		38,631	—	—		126	—	—		126
Loan receivable	—	—	—		—	—	—		—	—	—		—
Notes receivable	—	46,822	—		46,822	—	—		—	13,270	—		13,270
Other assets	—	32,202	—		32,202	1,639	(131	)(41)	1,508	3,762	—		3,762
Intangible assets	—	76,545	803,310	(35)	879,855	—	18,237	(42)	18,237	83,005	—		83,005
Goodwill	—	19,424	369,747	(35)	389,171	—	7,449	(42)	7,449	79,986	—		79,986
Total assets	$111,127	$510,839	$1,083,888		$1,705,854	$10,143	$9,355		$130,625	$225,623	$(33,401)		$303,349
Liabilities and Equity
Accounts payable	$4,695	$35,062	$—		$39,757	$489	$—		$5,184	$—	$—		$4,695
Accrued expenses
Due to related parties	16,736	—	—		16,736	—	—		16,736	—	—		16,736
Due to non-related parties	5,894	15,985	—		21,879	—	—		5,894	16,239	—		22,133
Payable to broker dealer	1,259	—	—		1,259	—	—		1,259	—	—		1,259
Deferred compensation plan accrued liabilities	—	75,456	—		75,456	—	—		—	—	—		—
Deferred revenue	2,567	—	—		2,567	122	—		2,689	1,602	—		4,169
Subordinated borrowings	—	—	—		—	—	—		—	—	—		—
Commissions payable	—	64,196	(57	)(34)	64,139	4,308	(131	)(41)	4,177	12,179	(99	)(46)	12,080
Payable other	450	—	—		450	39	—		489	—	—		450
Other accrued liabilities	—	21,873	—		21,873	3,871	—		3,871	309	—		309
Deferred tax liability	—	—	321,324	(35)	321,324	—	—		—	23,693	—		23,693
Contingent consideration	—	—	—		—	—	10,800	(43)	10,800	1,471	—		1,471
Notes and debentures	—	208,688	562,812	(36)	771,500	—	—		—	33,302	(33,302	)(45)	—
Total liabilities	31,601	421,260	884,079		1,336,940	8,829	10,669		51,099	88,795	(33,401)		86,995
Class A common stock	3	—	3	(37)	6	—	—		3	—	—		3
Class B common stock	24	—	—		24	—	—		24	—	—		24
Common stock	—	9	(9	)(38)	—	—	—		—	5	—	(47)	5
Preferred stock	—	40,305	(40,293	)(37)	12	—	—		—	—	—		—
Additional paid in capital	43,376	48,353	241,020	(39)	332,749	3,738	(3,738	)(44)	43,376	137,158	—	(47)	180,534
Accumulated other comprehensive loss	(46)		—		(46)	—	—		(46)	—	—		(46)
Unearned stock based compensation	—	3,026	(3,026	)(38)	—	—	—		—	—	—		—
Treasury stock	—	—	—		—	—	—		—	—	—		—
Retained earnings	1,499	(2,114)	2,114	(38)	1,499	(2,424)	2,424	(44)	1,499	(335)	—	(47)	1,164
Member's equity	—	—	—		—	—	—		—	—	—		—
Total stockholders' equity	44,856	89,579	199,809		334,244	1,314	(1,314)		44,856	136,828	—		181,684
Non-controlling interest	34,670	—	—		34,670	—	—		34,670	—	—		34,670
Total liabilities and equity	$111,127	$510,839	$1,083,888		$1,705,854	$10,143	$9,355		$130,625	$225,623	$(33,401)		$303,349

3

Unaudited Pro Forma Consolidated Statement of Financial Condition

December 31, 2013

(in thousands)

	RCAP Historical (1)	Total Mergers and Acquisitions	RCAP Adjustments (14)		RCAP Pro Forma	Offering Adjustments		RCAP Pro Forma with Offering Adjustments
Assets
Cash and cash equivalents	$45,744	$(110,172)	$—		$(64,428)	$142,500	(53)	$78,072
Available-for-sale securities	8,528	—	—		8,528	—		8,528
Investment securities	5,874	10,878	—		16,752	—		16,752
Deferred compensation plan investments	—	78,848	—		78,848	—		78,848
Receivables:
Selling commission and dealer manager fees
Due from related parties	1,072	—	—		1,072	—		1,072
Due from non-related parties	21	45,983	—		46,004	—		46,004
Reimbursable expenses
Due from related parties	18,772	—	—		18,772	—		18,772
Due from non-related parties	584	—	—		584	—		584
Investment banking fees (related party)	21,420	—	—		21,420	—		21,420
Due from RCAP Holdings and related parties	7,156	—	—		7,156	—		7,156
Property and equipment	458	18,851	—		19,309	—		19,309
Prepaid expenses	1,372	11,456	—		12,828	—		12,828
Deferred acquisition fees	—	48,138	—		48,138	—		48,138
Commissions receivable	—	52,055	—		52,055	—		52,055
Deferred tax asset	126	40,089	(40,215	)(48)	—	—		—
Loan receivable	—	1,201	—		1,201	—		1,201
Notes receivable	—	60,592	—		60,592	—		60,592
Other assets	—	38,132	—		38,132	—		38,132
Intangible assets	—	1,101,067	—		1,101,067	—		1,101,067
Goodwill	—	527,170	—		527,170	—		527,170
Total assets	$111,127	$1,924,288	$(40,215)		$1,995,200	$142,500		$2,137,700
Liabilities and Equity
Accounts payable	$4,695	$41,045	$—		$45,740	$—		$45,740
Accrued expenses
Due to related parties	16,736	—	—		16,736	—		16,736
Due to non-related parties	5,894	39,268	—		45,162	—		45,162
Payable to broker dealer	1,259	—	—		1,259	—		1,259
Deferred compensation plan accrued liabilities	—	81,406	—		81,406	—		81,406
Deferred revenue	2,567	2,934	—		5,501	—		5,501
Subordinated borrowings	—	2,000	—		2,000	—		2,000
Commissions payable	—	86,906	—		86,906	—		86,906
Payable other	450	39	—		489	—		489
Other accrued liabilities	—	26,220	—		26,220	—		26,220
Deferred tax liability	—	358,101	(41,515	)(49)	316,586	—		316,586
Contingent consideration	—	57,761	—		57,761	—		57,761
Notes and debentures	—	771,592	—		771,592	—		771,592
Total liabilities	31,601	1,467,272	(41,515)		1,457,358	—		1,457,358
Class A common stock	3	5	24	(50)	32	8	(53)	40
Class B common stock	24	—	(24	)(50)	—	—		—
Common stock	—	5	—		5	—		5
Preferred stock	—	12	—		12	—		12
Additional paid in capital	43,376	457,329	34,670	(51)	535,375	142,492	(53)	677,867
Accumulated other comprehensive loss	(46)	—	—		(46)	—		(46)
Unearned stock based compensation	—	—	—		—	—		—
Treasury stock	—	—	—		—	—		—
Retained earnings	1,499	(335)	1,300	(52)	2,464	—		2,464
Member's equity	—	—	—		—	—		—
Total stockholders' equity	44,856	457,016	35,970		537,842	142,500		680,342
Non-controlling interest	34,670	—	(34,670	)(51)	—	—		—
Total liabilities and equity	$111,127	$1,924,288	$(40,215)		$1,995,200	$142,500		$2,137,700
4

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

(1)	Reflects the consolidated historical Statement of Financial Condition of the Company as of the date indicated.
(2)	Reflects the historical Combined Statement of Assets and Liabilities of Hatteras as of the date indicated.
(3)	Reflects Pro Forma adjustments to record the assets and liabilities of Hatteras at their fair values for (1) $30.0 million in cash consideration, (2) deferred cash payments with a fair value of $9.6 million and (3) additional future consideration which has a fair value of $35.9 million and will be based on the consolidated pre-tax net operating income generated by the business of the Hatteras Funds Group for fiscal years ending December 31, 2016 and December 31, 2018.
(4)	Reflects the historical Condensed Consolidated Balance Sheet of ICH as of the date indicated.
(5)	Reflects pro forma adjustments to record the assets and liabilities of ICH at their fair values and the purchase of all outstanding shares of ICH common stock for $52.5 million to be paid in cash or freely tradable shares of the Company’s stock, at the election of each shareholder. Pursuant to the merger agreement dated October 27, 2013, no more than 60% of the aggregate consideration can be payable in cash. These pro forma financial statements assume that ICH's shareholders elected to receive the maximum amount of the aggregate consideration in cash.
(6)	Reflects the historical Condensed Consolidated Statement of Financial Condition of Summit as of the date indicated.
(7)	Reflects pro forma adjustments to record the assets and liabilities of Summit at their fair values and the purchase of all outstanding shares of Summit common stock for $49.0 million in cash and freely tradable shares of the Company's common stock at the election of each shareholder. Pursuant to the merger agreement dated November 16, 2013, no more than 80% of the aggregate consideration can be payable in cash. These Pro Forma financial statements assume that Summit's shareholders elected to receive the maximum amount of the aggregate consideration in cash.
(8)	Reflects the historical Consolidated Statement of Financial Condition of Cetera as of the date indicated.
(9)	Reflects Pro Forma adjustments to record the assets and liabilities of Cetera at their fair values for $1.2 billion in cash.
(10)	Reflects the historical Statement of Financial Condition of JP Turner as of the date indicated.
(11)	Reflects pro forma adjustments to record the assets and liabilities of JP Turner at their fair values for $27.0 million to be paid 60% at closing and 40% on the one year anniversary of the closing date. Pursuant to the merger agreement dated January 16, 2014, 70% of the consideration is to be paid in cash and 30% in the Company's stock. These Pro Forma financial statements assume JP Turner's owners elected to receive the maximum amount of aggregate consideration in cash at closing.
(12)	Reflects the historical Consolidated Statement of Financial Condition of First Allied as of the date indicated.
(13)	Reflects pro forma adjustments to record the assets and liabilities of First Allied at their fair values, based on the purchase price of $207.5 million for all of the equity in First Allied. The Pro Forma financial statements assume 100% of the total aggregate consideration paid to RCAP Holdings by the Company was in shares of the Company's Class A common stock based on the one day volume weighted average price of the Company's common stock on January 15, 2014 of $18.42 as set forth in the letter of intent between RCAP Holdings and the Company.
(14)	Reflects Pro Forma adjustments to the historical Consolidated Statement of Financial Condition of the Company primarily to reflect the impact of certain related party transactions.
(15)	Reflects the use of $30.0 million of available cash to fund the initial cash consideration payment in connection with the Hatteras asset purchase.
(16)	Reflects the carve out of agreed upon deferred compensation assets and liabilities which were included in the historical Hatteras Combined Statement of Assets and Liabilities that are not expected to be included as part of the transaction.

5

(17)	Reflects preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships and investment advisory services. The amount includes the write off of $4.5 million of historical goodwill, the recording of liabilities for contingent payments and earn-outs of $45.5 million, and the recording of $73.4 million of new goodwill and intangible assets, which include intangibles related to the acquisition of Hatteras' alternative mutual funds and core alternative funds and private equity funds businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. The Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of Hatteras are primarily related to fund of hedge funds products that are structured as mutual funds. Factors considered in the analysis of such intangible assets include assets under management and the related growth rates. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(18)	Reflects the anticipated repayment of Hatteras' line of credit and notes payable.
(19)	Reflects adjustment for the elimination of Hatteras’ members' equity and non-controlling interest balances in connection with the asset purchase.
(20)	Reflects the use of $31.5 million of available cash to fund the cash consideration portion of the ICH merger.
(21)	Reflects the elimination of the Company’s historical third-party receivables and payables with ICH which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(22)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $59.5 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of ICH’s broker-dealer and investment advisory businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. The Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of ICH are primarily related to client relationships. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates. The adjustment also includes the write-down in the fair value of advisor notes receivable of $0.6 million to their fair value. The deferred tax liability of $13.1 million relates to timing differences between book and taxable expense related to the intangible assets. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(23)	Reflects the par value of the Company's Class A common stock issued in connection with the ICH merger.
(24)	Reflects the elimination of ICH’s common stock, treasury stock and retained earnings balances.
(25)	Primarily reflects the issuance of the Company's freely tradable Class A common stock for the equity portion of the consideration due in connection with the ICH merger partially offset by the elimination of ICH's historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company's Class A common stock of $18.35, which was the closing price of the Company's Class A common stock on December 31, 2013. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(in millions)
Excess price of the Company's Class A common stock above par value	$21.0
Elimination of ICH's additional paid-in capital	(12.9)
Total	$8.1

(26)	Reflects the use of $39.2 million of available cash to fund the cash consideration portion of the Summit merger.
(27)	Reflects the elimination of the Company’s historical third-party receivables and payables with Summit which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

6

(28)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $0.5 million of historical goodwill and the recording of $37.6 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of Summit’s securities brokerage, investment services and insurance businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. The Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of Summit are primarily related to client relationships. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates. The adjustment also includes the write down in the fair value of advisor notes receivable of $0.2 million to their fair value. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(29)	Reflects the par value of the Company's Class A common stock issued in connection with the Summit merger.
(30)	Reflects the elimination of Summit’s common stock, unearned stock-based compensation, treasury stock and retained earnings balances.
(31)	Primarily reflects the issuance of the Company's freely tradable Class A common stock for the equity portion of the consideration due in connection with the Summit merger partially offset by the elimination of Summit's historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company's Class A common stock of $18.35, which was the closing price of the Company's Class A common stock on December 31, 2013. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(in millions)
Excess price of the Company's Class A common stock above par value	$9.8
Elimination of Summit's additional paid-in capital	(9.1)
Total	$0.7

(32)	Reflects the use of $1.2 billion of cash to fund the Cetera acquisition partially offset by the issuance of long-term debt and equity issuances. The proceeds from the issuance of debt and equity and the related use of the proceeds are as follows:

(in millions)
Use of Funds
Cash to fund the Cetera acquisition	$1,150.0

Sources of Funds
Issuance of long-term debt - first lien (i)	$544.5
Issuance of long-term debt - second lien (i)	147.0
Issuance of convertible notes (ii)	80.0
Total issuance of debt	771.5

Issuance of convertible preferred stock (iii)	240.0
Issuance of Class A common stock (iv)	60.0
Fees (v)	(58.8)
Total sources	$1,012.7
Net adjustments	$137.3

i.	Reflects the anticipated amount the Company will borrow under the first lien loan facility and second lien loan facility as to which the Company received a commitment for and included as an increase in long-term debt and cash and cash equivalents.

7

ii.	Reflects the anticipated amount of convertible notes to be issued to Luxor Capital Group ("Luxor") by the Company pursuant to a commitment from Luxor.

iii.	Reflects the anticipated amount of convertible preferred stock to be issued to Luxor by the Company. These Pro Forma Financial statements were prepared based on the contractual one day volume weighted average price of the Company's common stock on January 15, 2014 of $18.42 plus a 10% premium, or $20.26.

iv.	Reflects the anticipated issuance of $60 million of the Company's Class A common stock to Luxor and certain members of RCAP Holdings of the Company under the terms of separate commitment letters that were executed on January 16, 2014 pursuant to the concurrent private placement. These Pro Forma financial statements were prepared with an assumed share price of the Company's common stock of $18.35, which was the closing price of the Company's Class A common stock on December 31, 2013. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

v.	Reflects the anticipated fees to be paid in connection with the above issuances, of which $10.7 million is netted in additional paid-in capital.

(33)	Reflects debt and equity issuance costs of $58.8 million. The remaining balance of $48.1 million will be amortized over the life of the debt issuances which ranges from 5 to 7.5 years.
(34)	Reflects the elimination of the Company’s historical third-party receivables and payables with Cetera which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(35)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $96.0 million of historical intangible assets and the recording of $1.3 billion of new goodwill and intangible assets, which include intangibles related to the acquisition of Cetera’s broker-dealer, investment advisory and technology provider businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. The Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective estimated fair values. The identifiable intangible assets of Cetera are assumed to be primarily related to client relationships. Factors to be considered in the analysis of such intangible assets will include the estimate and probability of future revenues attributable to financial advisors and retention rates. The estimated deferred tax liability of $321.3 million relates to timing differences between book and taxable expense related to the incremental intangible assets. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available.
(36)	Reflects the following adjustments to long-term debt:

(in millions)
Anticipated repayment of Cetera's senior secured credit facility	$(208.7)
Issuance of long-term debt and convertible notes by the Company	771.5
Total	$562.8

8

(37)	Reflects the adjustment to eliminate Cetera's historical convertible preferred stock balance partially offset by the par value of the Company's common and convertible preferred stock issued in connection with the Cetera merger.
(38)	Reflects the elimination of Cetera's common stock, unearned stock based compensation and retained earnings balances.
(39)	Primarily reflects the issuance of the Company's convertible preferred stock and the Company's Class A common stock for the equity portion of the consideration due in connection with the financings to be entered into in connection with the Cetera merger partially offset by the related transaction costs and the elimination of Cetera's historical additional paid-in capital balance. These Pro Forma consolidated financial statements were prepared with a share price of the Company's convertible preferred stock of $20.26 as set forth in the agreement with Luxor and an assumed share price of the Company's Class A common stock of $18.35 which was the closing price of the Company's Class A common stock on December 31, 2013. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(in millions)
Excess price of the Company's Class A common stock above par value	$60.0
Excess price of the Company's convertible preferred stock above par value	240.0
Transaction costs	(10.7)
Elimination of Cetera's additional paid-in capital	(48.3)
Total	$241.0

(40)	Reflects the use of $16.2 million of available cash to fund the cash consideration portion of the JP Turner merger.
(41)	Reflects the elimination of the Company’s historical third-party receivables and payables with JP Turner which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(42)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $25.7 million of new goodwill and intangible assets, which include intangibles related to the acquisition of JP Turner’s broker-dealer and investment advisory businesses. Amounts are estimated using purchase price allocations provided by an independent appraisal firm on other broker dealers as a benchmark. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. The Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on its respective estimated fair values. The identifiable intangible assets of JP Turner are assumed to be primarily related to client relationships. Factors to be considered in the analysis of such intangible assets will include the estimate and probability of future revenues attributable to financial advisors and retention rates. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(43)	Reflects the recording of estimated liabilities for future payment of stock and cash pursuant to the JP Turner merger agreement. These estimates will be finalized once additional information is received. Accordingly, these estimates are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(44)	Reflects the elimination of JP Turner's additional paid-in capital and retained earnings balances.
(45)	Reflects the anticipated repayment of First Allied's term loan and revolving line of credit.
(46)	Reflects the elimination of the Company’s historical third-party receivables and payables with First Allied, which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

9

(47)	Reflects the impact on equity for the following items:

(in millions)
Excess price of the Company's Class A common stock (1)	$207.5
Elimination of First Allied's additional paid-in capital and accumulated deficit	(136.8)
Payment in excess of net assets	$70.7
Excess purchase price paid over the historical cost of First Allied's net assets(2)	$(70.7)
Total	$—

1)	The share price of the Company's Class A common stock pursuant to the letter of intent was $18.42, which was the average day volume weighted price of the Company's Class A common stock on January 15, 2014.
2)	Assumes the transaction was between entities under common control and is accounted for at historical cost. Any excess purchase price over the cost of the net assets is reflected as additional paid-in capital.

(48)	Reflects the deferred tax asset impact for the following items:

(in millions)
Exchange agreement (i)	$1.3
Netting (ii)	(41.5)
Total	$(40.2)

i.	Reflects the anticipated deferred tax impact of RCAP Holdings' exercise of its rights under the exchange agreement under which, RCAP Holdings and its transferees exchanged all but one of their Class B units in the Operating Subsidiaries for shares of Class A common stock of the company on a one-for-one basis, assuming that the exchange had occurred on December 31, 2013.
ii.	Reflects the assumption that Company will net its deferred tax assets against the deferred tax liabilities.
(49)	Reflects the assumption that the Company will net its deferred tax assets against the deferred tax liabilities.
(50)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company's Class B common stock and all but one of its Class B units in the Company's operating subsidiaries for 24.0 million shares of the Company's Class A common stock, assuming that the exchange had occurred on December 31, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest).
(51)	Reflects the adjustment to non-controlling interests for the exchange agreement. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and, therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest).
(52)	Reflects the adjustment to retained earnings as it relates to deferred tax assets for the exchange agreement.
(53)	Reflects the issuance of $150.0 million, or 8.1 million shares of the Company's Class A common stock in connection with the public offering contemplated by the Company's registration statement on Form S-1 filed with the SEC on February 13, 2014, net of $7.5 million in expenses. The number of shares to be issued were calculated using an assumed share price of the Company's Class A common stock of $18.35, which was the closing price of the Company's Class A common stock on December 31, 2013.

10

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	Twelve Months Ended December 31, 2013
	RCAP Historical (1)	Hatteras Historical (3)	Hatteras Merger Adjustments		RCAP with Hatteras Pro Forma	ICH Historical (4)	ICH Merger Related Adjustments		RCAP with ICH Pro Forma	Summit Historical (5)	Summit Merger Related Adjustments		RCAP with Summit Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—		$400,560	$—	$—		$400,560	$—	$—		$400,560
Non-related party products	116,074	—	—		116,074	72,029	(8,866	) (17)	179,237	81,838	(10,888	) (21)	187,024
Dealer manager fees
Related party products	227,420	—	—		227,420	—	—		227,420	—	—		227,420
Non-related party products	56,381	—	—		56,381	—	—		56,381	—	—		56,381
Investment banking advisory services
Related party products	45,484	—	—		45,484	—	—		45,484	—	—		45,484
Non-related party products	—	—	—		—	—	—		—	—	—		—
Advisory and asset-based fees (non-related party)	—	41,662	—		41,662	17,964	(2,977	) (17)	14,987	—	—		—
Transfer agency revenue (related party)	8,667	—	—		8,667	—	—		8,667	—	—		8,667
Services revenue
Related party products	24,968	—	—		24,968	—	—		24,968	—	—		24,968
Non-related party products	492	—	—		492	—	—		492	—	—		492
Reimbursable expenses
Related party products	6,375	—	—		6,375	—	—		6,375	—	—		6,375
Non-related party products	100	—	—		100	—	—		100	—	—		100
Other revenues	(26)	5,895	—		5,869	3,210	—		3,184	5,781	—		5,755
Total revenues	886,495	47,557	—		934,052	93,203	(11,843)		967,855	87,619	(10,888)		963,226

Expenses:
Third-party commissions
Related party products	400,598	—	—		400,598	—	—		400,598	—	—		400,598
Non-related party products	116,074	—	—		116,074	—	—		116,074	—	—		116,074
Third-party reallowance
Related party products	65,018	—	—		65,018	—	—		65,018	—	—		65,018
Non-related party products	19,563	—	—		19,563	—	—		19,563	—	—		19,563
Retail commissions	—	—	—		—	74,718	(11,843	) (17)	62,875	69,237	(10,888	) (21)	58,349
Wholesale commissions	101,702	—	—		101,702	—	—		101,702	—	—		101,702
Internal commission, payroll and benefits	14,292	12,848	—		27,140	7,027	—		21,319	7,515	—		21,807
Conferences and seminars	25,486	—	—		25,486	—	—		25,486	—	—		25,486
Travel	7,623	—	—		7,623	—	—		7,623	—	—		7,623
Marketing and advertising	8,611	—	—		8,611	1,621	—		10,232	—	—		8,611
Professional fees:
Related party expense allocation	930	—	—		930	—	—		930	—	—		930
Non-related party expenses	3,663	—	—		3,663	6,998			10,661	—	—		3,663
Data processing	6,268	—	—		6,268	1,491	—		7,759	456	—		6,724
Equity-based outperformance	492	—	—		492	—	—		492	—	—		492
Incentive fee	273	—	—		273	—	—		273	—	—		273
Quarterly fee	5,996	—	—		5,996	—	—		5,996	—	—		5,996
Transaction costs	4,587	1,214	(1,214	) (12)	4,587	846	(846	) (18)	4,587	1,196	(1,196	) (22)	4,587
Interest expense	—	156	(156	) (13)	—	158	—		158	—	—		—
Occupancy	2,717	—	—		2,717	254	—		2,971	791	—		3,508
Depreciation and amortization	150	645	4,139	(14)	4,934	243	2,932	(19)	3,325	200	3,902	(23)	4,252
Goodwill impairment	—	—			—	—	—		—	—	—		—
Service, sub-advisor and mutual fund expense	—	23,997	—		23,997	—	—		—	—	—		—
Other expenses	1,900	3,504	—		5,404	2,411	—		4,311	4,027	—		5,927
Total expenses	785,943	42,364	2,769		831,076	95,767	(9,757)		871,953	83,422	(8,182)		861,183
Income (loss) before taxes	100,552	5,193	(2,769)		102,976	(2,564)	(2,086)		95,902	4,197	(2,706)		102,043
Provision (benefit) for income taxes	2,202	—	969	(15)	3,171	(828)	(834	) (20)	540	1,173	(1,082	) (24)	2,293
Net income (loss)	98,350	5,193	(3,738)		99,805	(1,736)	(1,252)		95,362	3,024	(1,624)		99,750
Less: net income (loss) attributable to non-controlling interests	95,749	968	(968	) (16)	95,749	—	—		95,749	—	—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$4,225	$(2,770)		$4,056	$(1,736)	$(1,252)		$(387)	$3,024	$(1,624)		$4,001
Earnings per share:
Basic	1.04				1.62				(0.11)				1.32
Diluted	1.04				1.62				(0.11)				1.32
Weighted average common shares (2):
Basic	2,500		—		2,500		1,144		3,644		534		3,034
Diluted	2,500		—		2,500		1,144		3,644		534		3,034

11

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	Twelve Months Ended December 31, 2013
	RCAP Historical (1)	Cetera Historical (6)	Walnut Historical (7)	Tower Square Historical (8)	Cetera Merger Related Adjustments		RCAP with Cetera Pro Forma		JP Turner Historical (9)	JP Turner Merger Adjustments		RCAP with JP Turner
Revenues:
Commissions
Related party products	$400,560	$—	—	—	$—		$400,560		$—	$—		$400,560
Non-related party products	116,074	636,951	34,715	17,061	(81,848)	(25)	722,953		77,504	(42,352)	(30)	151,226
Dealer manager fees
Related party products	227,420	—	—	—	—		227,420		—	—		227,420
Non-related party products	56,381	—	—	—	(27,163)	(25)	29,218		—	(12,791)	(30)	43,590
Investment banking advisory services
Related party products	45,484	—	—	—	—		45,484		—	—		45,484
Non-related party products	—	—		—	—		—		2,036	—		2,036
Advisory and asset-based fees (non-related party)	—	347,632	37,671	7,710	—		393,013		2,791	—		2,791
Transfer agency revenue (related party)	8,667	—	—	—	—		8,667		—	—		8,667
Services revenue
Related party products	24,968	—	—	—	—		24,968		—	—		24,968
Non-Related party products	492	—	—	—	—		492		—	—		492
Reimbursable expenses
Related party products	6,375	—	—	—	—		6,375		—	—		6,375
Non-Related party products	100	—	—	—	—		100		—	—		100
Other revenues	(26)	87,094	3,476	1,751	—		92,295		—	—		(26)
Total revenues	886,495	1,071,677	75,862	26,522	(109,011)		1,951,545		82,331	(55,143)		913,683

Expenses:
Third-party commissions
Related party products	400,598	—	—	—	—		400,598		—	—		400,598
Non-Related party products	116,074	—	—	—	—		116,074		—	—		116,074
Third-party reallowance							—
Related party products	65,018	—	—	—	—		65,018		—	—		65,018
Non-Related party products	19,563	—	—	—	—		19,563		—	—		19,563
Retail commissions	—	854,931	66,335	23,005	(109,011)	(25)	835,260		67,098	(55,143)	(30)	11,955
Wholesale commissions	101,702	—	—	—	—		101,702		—	—		101,702
Internal commission, payroll and benefits	14,292	91,273	3,900	1,499	—		110,964		5,919	—		20,211
Conferences and seminars	25,486	—	—	—	—		25,486		—	—		25,486
Travel	7,623	—	—	—	—		7,623		—	—		7,623
Marketing and advertising	8,611	10,604	—	—	—		19,215		—	—		8,611
Professional fees:
Related party expense allocation	930	—	—	—	—		930		—	—		930
Non-related party expenses	3,663	15,287	—	—	—		18,950		—	—		3,663
Data processing	6,268	15,512	4,437	1,551	—		27,768		1,031	—		7,299
Equity-based outperformance	492	—	—	—	—		492		—	—		492
Incentive fee	273	—	—	—	—		273		—	—		273
Quarterly fee	5,996	—	—	—	—		5,996		—	—		5,996
Transaction costs	4,587	10,110	—	—	(10,110)	(26)	4,587		146	(146)	(31)	4,587
Interest expense	—	11,886	79	74	52,721	(27)	64,760		—	—		—
Occupancy	2,717	10,514	—	—	—		13,231		794	—		3,511
Depreciation and amortization	150	17,989	—	—	80,252	(28)	98,391		77	2,026	(32)	2,253
Goodwill impairment	—	—	—	—	—		—		—	—		—
Service, sub-advisor and mutual fund expense	—	—	—	—	—		—		—	—		—
Other expenses	1,900	28,269	3,540	1,465	—		35,174		10,480	—		12,380
Total expenses	785,943	1,066,375	78,291	27,594	13,852		1,972,055		85,545	(53,263)		818,225
Income (loss) before taxes	100,552	5,302	(2,429)	(1,072)	(122,863)		(20,510)		(3,214)	(1,880)		95,458
Provision (benefit) for income taxes	2,202	2,184	(886)	(376)	(49,145)	(29)	(46,021)					2,202
Net income (loss)	98,350	3,118	(1,543)	(696)	(73,718)		25,511		(3,214)	(1,880)		93,256
Less: net income (loss) attributable to non-controlling interests	95,749	—	—	—	—		95,749		—	—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$3,118	$(1,543)	$(696)	$(73,718)		$(70,238)		$(3,214)	$(1,880)		$(2,493)
Earnings per share:
Basic	1.04						(15.45)					(1.00)
Diluted	1.04						(15.45)	(45)				(1.00)	(45)
Weighted average common shares (2):
Basic	2,500				3,270		5,770			—		2,500
Diluted	2,500				3,270		5,770			—		2,500

12

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	Twelve Months Ended December 31, 2013
	RCAP Historical (1)	First Allied Historical (10)	First Allied Merger Related Adjustments		RCAP with First Allied Pro Forma	Total Mergers and Acquisitions		RCAP Adjustments (11)		RCAP Pro Forma		Offering Adjustments	RCAP Pro Forma with Offering Adjustments
Revenues:
Commissions
Related party products	$400,560	$—	$—		$400,560	—		$—		$400,560		—	400,560
Non-Related party products	116,074	188,561	(38,808	) (33)	265,827	925,897		—		1,041,971		—	1,041,971
Dealer manager fees
Related party products	227,420	—	—		227,420	—		—		227,420		—	227,420
Non-Related party products	56,381	—	(9,600	) (33)	46,781	(49,554)		—		6,827		—	6,827
Investment banking advisory services
Related party products	45,484	—	—		45,484	—		—		45,484		—	45,484
Non-Related party products	—	—	—		—	2,036		—		2,036		—	2,036
Advisory and asset-based fees (non-related party)	—	117,904	—		117,904	570,357		—		570,357		—	570,357
Transfer agency revenue (related party)	8,667	—	—		8,667	—		—		8,667		—	8,667
Services revenue
Related party products	24,968	—	—		24,968	—		—		24,968		—	24,968
Non-Related party products	492	—	—		492	—		—		492		—	492
Reimbursable expenses
Related party products	6,375	—	—		6,375	—		—		6,375		—	6,375
Non-Related party products	100	—	—		100	—		—		100		—	100
Other revenues	(26)	47,392	(39	) (34)	47,327	154,560		—		154,534		—	154,534
Total revenues	886,495	353,857	(48,447)		1,191,905	1,603,296		—		2,489,791		—	2,489,791

Expenses:
Third-party commissions
Related party products	400,598	—	—		400,598	—		—		400,598		—	400,598
Non-Related party products	116,074	—	—		116,074	—		—		116,074		—	116,074
Third-party reallowance					—
Related party products	65,018	—	—		65,018	—		—		65,018		—	65,018
Non-Related party products	19,563	—	—		19,563	—		—		19,563		—	19,563
Retail commissions	—	256,804	(48,408	) (33)	208,396	1,176,835		—		1,176,835		—	1,176,835
Wholesale commissions	101,702	—	—		101,702	—		—		101,702		—	101,702
Internal commission, payroll and benefits	14,292	51,063	(6,480	) (35)	58,875	174,564		—		188,856		—	188,856
Conferences and seminars	25,486	—	—		25,486	—		—		25,486		—	25,486
Travel	7,623	1,975	—		9,598	1,975		—		9,598		—	9,598
Marketing and advertising	8,611	5,015	—		13,626	17,240		—		25,851		—	25,851
Professional fees:
Related party expense allocation	930	—			930	—		—		930		—	930
Non-related party expenses	3,663	6,663	(2,598	) (35)	7,728	26,350		—		30,013		—	30,013
Data processing	6,268	6,373	—		12,641	30,851		—		37,119		—	37,119
Equity-based outperformance	492	—	—		492	—		—		492		—	492
Incentive fee	273	—	—		273	—		8,423	(40)	8,696		—	8,696
Quarterly fee	5,996	—	—		5,996	—		(5,996	) (41)	—		—	—
Transaction costs	4,587	—	—		4,587	—		(4,587	) (42)	—		—	—
Interest expense	—	903	(873	) (36)	30	64,948		—		64,948		—	64,948
Occupancy	2,717	5,527	637	(37)	8,881	18,517		—		21,234		—	21,234
Depreciation and amortization	150	7,091	2,141	(38)	9,382	121,637		—		121,787		—	121,787
Goodwill impairment	—	—	—		—	—		—		—		—	—
Service, sub-advisor and mutual fund expense	—	—	—		—	23,997		—		23,997		—	23,997
Other expenses	1,900	18,999	—		20,899	72,695		(1,390	) (42)	73,205		—	73,205
Total expenses	785,943	360,413	(55,581)		1,090,775	1,729,609		(3,550)		2,512,002		—	2,512,002
Income (loss) before taxes	100,552	(6,556)	7,134		101,130	(126,313)		3,550		(22,211)		—	(22,211)
Provision (benefit) for income taxes	2,202	(2,479)	2,853	(39)	2,576	(48,451)		46,249	(43)	—		—	—
Net income (loss)	98,350	(4,077)	4,281		98,554	(77,862)		(42,699)		(22,211)		—	(22,211)
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		95,749	—		(95,749	) (44)	—		—	—
Net income (loss) attributable to RCS Capital Corporation	$2,601	$(4,077)	$4,281		$2,805	$(77,862)		$53,050		$(22,211)		$—	$(22,211)
Earnings per share:
Basic	1.04				0.20	(5.97)				(0.96)			(0.81)
Diluted	1.04				0.20	(5.97	) (45)			(0.96	) (45)		(0.81	) (45)
Weighted average common shares (2):
Basic	2,500		11,265		13,765	16,213		24,000		42,713		8,174	50,887
Diluted	2,500		11,265		13,765	16,213		24,000		42,713		8,174	50,887

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.
(2)	Reflects the calculation of the weighted average shares outstanding (in thousands, except share price data).

	Stock consideration	Price (b)	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH	$21,000	$18.35	1,144	1,144
Summit	9,800	$18.35	534	534
Luxor and Members of RCAP Holdings - common stock	60,000	$18.35	3,270	3,270
Luxor - convertible preferred stock (a)	270,000	$20.26	—	—
Luxor - convertible notes (a)	120,000	$21.18	—	—
First Allied	207,500	$18.42	11,265	11,265
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(c)	150,000	$18.35	8,174	8,174
Total	$838,300		50,887	50,887

(a)	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
(b)	The price of $18.35 is based on the closing price of the Company's Class A common stock as of December 31, 2013. All others are contractual as set forth in the respective merger agreements or letter of intent.
(c)	Assumes the Company raised $150.0 million from the secondary offering of its Class A common stock.

(3)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.
(4)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated. ICH has a fiscal year that ends on March 31; therefore, in order to present a statement of operations for December 31, 2013 that reflects twelve months of activity, the amounts were derived by adding:
a.	ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2013.
b.	ICH's Condensed Consolidated Statement of Operations data for the year ended March 31, 2013; less ICH's Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2012.
(5)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.
(6)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.
(7)	Reflects the historical Statement of Operations of Walnut Street Securities, Inc. ("Walnut") for the eight months ended August 31, 2013. Cetera did not acquire Walnut until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Walnut for four months.
(8)	Reflects the historical Statement of Operations of Tower Square Securities, Inc. ("Tower Square") for the eight months ended August 31, 2013. Cetera did not acquire Tower Square until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Tower Square for four months.
(9)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.
(10)	Reflects the historical Consolidated Statement of Operations of First Allied for the period indicated.

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(11)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. See Notes 40-44. Excludes approximately $57.0 million to $65.0 million of projected annualized operating synergies the Company expects to achieve in the first twelve months of combined operations, including: approximately $27.0 million to $30.0 million in strategic partner revenues; $12.4 to $15.0 million in registered representative services revenue; $11.2 million in back-office management and technology efficiencies; $4.3 million to $6.0 million in clearing expense efficiencies; $0.7 million in public company expense efficiencies and $1.2 to $2.0 million in other operating efficiencies. The Company expects to incur $2.0 million to $5.0 million in one-time costs to achieve these synergies.
(12)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.
(13)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras' line of credit and notes payable.
(14)	Reflects the amortization expense on Hatteras' intangible assets for the year ended December 31, 2013 assuming their weighted average useful life will be 13 years.
(15)	Reflects the Pro Forma income tax adjustments to Hatteras' historical combined financial statements:

(in millions)
Historical income before taxes	$5.2
Pro forma Adjustments	(2.8)
Total income before taxes	2.4
Tax effect @ 40% (i)	$1.0

i.	Reflects tax effect of Hatteras' historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.

(16)	Reflects the pro forma adjustments to Hatteras' combined historical financial statements for the year ended December 31, 2013 to reflect the fact that following the acquisition there is no longer a non-controlling interest.
(17)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(18)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.
(19)	Reflects the amortization expense on ICH's intangible assets and forgivable loans for the year ended December 31, 2013 assuming their weighted average useful life will be 15 years.
(20)	Reflects the income tax effect of the pro forma adjustments to ICH's historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.1)
Tax effect @ 40% (i)	$(0.8)

i.	Reflects tax effect of ICH's pro forma adjustments using an assumed tax rate of 40%.
(21)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(22)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.
(23)	Reflects the amortization expense on Summit's intangible assets and forgivable loans for the year ended December 31, 2013 assuming their weighted average useful life will be 9 years.

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(24)	Reflects the income tax effect of the pro forma adjustments to Summit's historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.7)
Tax effect @ 40% (i)	$(1.1)

i.	Reflects tax effect of Summit's pro forma adjustments using an assumed tax rate of 40%.

(25)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(26)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.
(27)	Reflects the pro forma adjustments to interest expense as follows:

(in millions)
Elimination of interest (i)	$(11.9)
Interest expense on debt (ii)	64.6
Total	$52.7

i.	Reflects the elimination of interest expense due to the anticipated repayment of Cetera's long-term debt.
ii.	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company's historical consolidated financial statements for the year ended December 31, 2013 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%.
(28)	Reflects the amortization expense on Cetera's intangible assets for the year ended December 31, 2013 assuming their weighted average useful life will be 9.5 years.
(29)	Reflects the income tax effect of the pro forma adjustments to Cetera's historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(122.9)
Tax effect @ 40% (i)	$(49.2)

i.	Reflects tax effect of Cetera's pro forma adjustments using an assumed tax rate of 40%.

(30)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(31)	Reflects the elimination of transaction expenses incurred by JP Turner in connection with the acquisition.
(32)	Reflects the amortization expense on JP Turner's intangible assets for the year ended December 31, 2013 assuming their weighted average useful life will be 9 years.
(33)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(34)	Assumes First Allied's interest bearing stockholder note receivables were settled in connection with the acquisition by the Company; therefore, the related interest income is eliminated. These notes receivable were paid off in September 2013; therefore, there is no adjustment to the pro forma consolidated statement of financial condition.
(35)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings, LLC.

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(36)	Reflects the elimination of interest expense due to the anticipated repayment of First Allied's term loan and revolving line of credit.
(37)	Reflects the reversal of nine months of accretion into income of an unfavorable lease accrual which was on First Allied’s statement of income when it was acquired by RCAP Holdings, LLC in September 2013. Assumes the unfavorable lease accrual would have been reversed January 1, 2013 had the Company acquired First Allied on January 1, 2013.
(38)	Reflects the amortization expense on First Allied's intangible assets for the year ended December 31, 2013 assuming their weighted average useful life will be 13 years.

(39)	Reflects the income tax effect of the pro forma adjustments to First Allied's historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$7.1
Tax effect @ 40% (i)	$2.8

i.	Reflects tax effect of First Allied's pro forma adjustments using an assumed tax rate of 40%.
(40)	Reflects the pro forma adjustment of the Company's incentive fee that is based on the Company's earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, as defined below, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero. Core Earnings is a non-GAAP measure and is defined as the after-tax GAAP net income (loss) of RCS Capital Corporation, before the incentive fee plus non-cash equity compensation expense, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss).
(41)	Reflects the reversal of the Company's quarterly fee expense for the year ended December 31, 2013. Pursuant to an agreement, RCS Capital Management implements the Company's business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company's Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged.
(42)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.
(43)	Reflects the assumption that the Company will not recognize all of the tax benefits associated with future net operating losses derived primarily from the amortization of intangibles recorded in connection with the Cetera transaction.
(44)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company's Class B common stock and all but one of its Class B units in the Company's operating subsidiaries for 24.0 million shares of the Company's Class A common stock, assuming that the exchange had occurred on December 31, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest).
(45)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $18.9 million.

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Earnings before interest, taxes, depreciation and amortization ("EBITDA")

The Company uses EBITDA and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of its performance that are not required by, or presented in accordance with accounting principles generally accepted in the United States ("GAAP"). None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. The Company uses EBITDA and adjusted EBITDA as an integral part of its report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of the Company's business operations;
•	facilitate management's internal comparisons of the historical operating performance of the Company's business operations;
•	facilitate management's external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other significant one-time items. The Company believes similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. The Company's presentation of Pro Forma EBITDA and Pro Forma adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of the Company's Pro Forma net income (loss) attributable to RCS Capital Corporation (GAAP) to the Company's Pro Forma EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the year ended December 31, 2013:

	RCAP	Hatteras	ICH	Summit	Cetera(1)	JP Turner	First Allied	Total

Net income (loss):
Historical	98,350	5,193	(1,736)	3,024	879	(3,214)	(4,077)	98,419
Pro forma adjustments	3,550	(3,738)	(1,252)	(1,624)	(73,718)	(1,880)	4,281	(74,381)
Pro-forma income tax adjustments	2,202	969	(1,662)	91	(48,223)	—	374	(46,249)
Pro forma net income (loss)	104,102	2,424	(4,650)	1,491	(121,062)	(5,094)	578	(22,211)
add back: interest expense	—	—	158	—	64,760	—	30	64,948
add back: depreciation and amortization expense	150	4,784	3,175	4,102	98,241	2,103	9,232	121,787
EBITDA (Non-GAAP)	104,252	7,208	(1,317)	5,593	41,939	(2,991)	9,840	164,524
add back: non-cash equity compensation	492	—	343	703	5,397	—	2,973	9,908
add back: litigation expenses	—	—	—	—	—	4,954	—	4,954
add back: capitalized advisor expenses	—	—	—	—	9,887	—	—	9,887
add back: other	—	—	275	189	11,209	—	676	12,349
Adjusted EBITDA (Non-GAAP)	$104,744	$7,208	$(699)	$6,485	$68,432	$1,963	$13,489	$201,622

(1) Includes results of operations for Cetera, Tower Square and Walnut. Cetera acquire Tower Square and Walnut in the third quarter of 2013.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

• they do not reflect the Company's cash expenditures, or future requirements for capital expenditures, or contractual commitments;

• they do not reflect changes in, or cash requirements for, the Company's working capital needs;

• they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and

• depreciation and amortization are non-cash expense items that are reflected in the Company's statements of cash flows.

In addition, other companies in the Company's industry may calculate these measures differently than the Company does, limiting their usefulness as a comparative measure. The Company compensates for these limitations by relying primarily on its GAAP results and using the non-GAAP measures only for supplemental purposes.

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